Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports 2013 Adjusted Cash EPS Increased 17.8%

Provides Guidance of 11-13% Growth in 2014 Adjusted Cash EPS

COLUMBUS, Ga., January 28, 2014 — TSYS (NYSE: TSS) today reported results for the fourth quarter and full year results for 2013.

Summary of Fourth Quarter and Full Year Financial Results Compared to 2012

•

Total revenues for the quarter were $600.8 million, an increase of 25.4%. For the year, total revenues were $2.1 billion, an increase of 14.0%. Total revenues for the quarter and year were negatively impacted by currency translation of $3.8 million and $20.6 million, respectively, as well as a decrease in reimbursable items of $2.7 million and $11.9 million, respectively.

•

Revenues before reimbursable items for the quarter were $543.0 million, an increase of 29.7%. For the year, revenues before reimbursable items were $1.9 billion, an increase of 16.9%. Revenues before reimbursable items were negatively impacted by currency translation of $3.9 million for the quarter and $20.3 million for the year.

•	Adjusted EBITDA* for the quarter was $184.2 million, an increase of 32.2%. For the year, adjusted EBITDA was $634.2 million, an increase of 16.0%.

•	Adjusted cash earnings per share (EPS)* for the quarter were $0.48, an increase of 26.9%. For the year, adjusted cash EPS was $1.72, an increase of 17.8%.

•

On a GAAP basis, net income attributable to common shareholders for the quarter was $65.7 million, an increase of 7.9%. For the year, net income attributable to common shareholders was $244.8 million, an increase of 0.2%.

•

Basic EPS for the quarter was $0.35, an increase of 6.2%. Diluted EPS was $0.34, an increase of 5.5%. For the year, basic EPS was $1.30, which was the same as last year. Diluted EPS was $1.29, a decrease of 0.2%.

*	Note: Adjusted EBITDA and adjusted cash EPS are non-GAAP measures which are detailed later in this press release in the section “Reconciliation of GAAP to Non-GAAP Financial Measures.”

TSYS Reports 2013 Adjusted Cash EPS Increased 17.8%/p. 2

“Our total revenues exceeded $2 billion for the first time in our history, and we met the high end of the range of our adjusted cash EPS guidance of $1.72. This was truly a transformational year for TSYS,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“During the fourth quarter, we reduced our debt by $62.5 million, bringing our total reductions since the NetSpend acquisition to $124.9 million. Also during the quarter, we purchased 3.1 million shares of our stock for $97.6 million. We are pleased to announce our Board of Directors has approved increasing the number of shares that may be repurchased under our current share repurchase plan from up to 20 million shares to up to 28 million shares and extended the expiration date of the plan to April 30, 2015. With the increase, we have approximately 12 million shares available to be repurchased under the plan,” said Tomlinson.

“Our guidance for 2014 is included in the table below and we expect another year of strong growth in revenues and adjusted cash EPS. We expect growth in total revenues of 17% to 19%, revenues before reimbursable items of 19% to 21%, adjusted EBITDA of 17% to 20%, and adjusted cash EPS of 11% to 13%. The results for 2013 and our guidance for 2014 reflect our focus on diversification, growth and the exceptional performance of our TSYS team,” said Tomlinson.

	2014 Guidance
	Range (in millions, except per share amounts)			Percent Change
Total revenues	$2,491	to	$2,542	17%	to	19%
Revenues before reimbursable items	$2,252	to	$2,297	19%	to	21%
Adjusted EBITDA	$744	to	$759	17%	to	20%
Adjusted cash EPS attributable to TSYS common shareholders*	$1.90	to	$1.93	11%	to	13%

*	Average Basic Weighted Shares 188.4

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 28. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

TSYS Reports 2013 Adjusted Cash EPS Increased 17.8%/p. 3

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the corresponding GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 13 to 15 of this release.

About TSYS

At TSYS, (NYSE: TSS), we believe payments should revolve around people — not the other way around. We call this belief “People-Centered PaymentsSM.” By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend, a TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks, and has been named one of the 2013 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website, for more please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2014 total revenues, revenues before reimbursable items, adjusted EBITDA, and adjusted cash EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, TSYS’ ability to integrate NetSpend and other acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; the material breach of security of any of TSYS’ systems; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the credit card industry in general, including a decline in the use of credit

TSYS Reports 2013 Adjusted Cash EPS Increased 17.8%/p. 4

cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces Fourth Quarter 2013 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2013	2012	Change	2013	2012	Change
Total revenues	$600,840	479,100	25.4%	$2,132,353	1,870,972	14.0%
Cost of services	403,475	315,698	27.8	1,436,331	1,262,310	13.8
Selling, general and administrative expenses	84,752	72,665	16.6	295,555	249,360	18.5
Merger and acquisition expenses	2,211	906	nm	14,220	1,650	nm

Operating income	110,402	89,831	22.9	386,247	357,652	8.0
Nonoperating income (expenses)	(960)	5	nm	(1,108)	(2,798)	60.4
Merger and acquisition expenses—bridge loan facility & bonds	(9,755)	—	na	(29,220)	—	na

Income before income taxes, noncontrolling interests and equity in income of equity investments	99,687	89,836	11.0	355,919	354,854	0.3
Income taxes	33,985	30,767	10.5	112,369	115,102	(2.4)

Income before noncontrolling interests and equity in income of equity investments	65,702	59,069	11.2	243,550	239,752	1.6
Equity in income of equity investments	3,691	3,188	15.8	13,047	10,171	28.3

Net income	69,393	62,257	11.5	256,597	249,923	2.7
Net income attributable to noncontrolling interests	(3,738)	(1,395)	nm	(11,847)	(5,643)	nm

Net income attributable to TSYS common shareholders	$65,655	60,862	7.9%	$244,750	244,280	0.2%

Basic earnings per share (EPS)	$0.35	0.33	6.2%	$1.30	1.30	0.0%

Diluted EPS	$0.34	0.32	5.5%	$1.29	1.29	(0.2)%

Dividends declared per share	$0.10	0.10		$0.40	0.40

Non-GAAP measures:
Adjusted cash EPS	$0.48	0.37	26.9%	$1.72	1.46	17.8%

Adjusted EBITDA	$184,234	139,385	32.2%	$634,165	546,883	16.0%

nm = not meaningful

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TSYS Announces Fourth Quarter 2013 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income	$69,393	62,257	$256,597	249,923
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	2,407	(1,393)	(4,082)	2,183
Postretirement healthcare plan adjustments	472	(415)	1,895	(1,666)
Unrealized gain on available-for-sale securities	294	—	1,773	—

Other comprehensive income (loss)	3,174	(1,808)	(413)	517

Comprehensive income	72,567	60,449	256,184	250,440
Comprehensive income attributable to noncontrolling interests	2,943	(177)	9,092	4,307

Comprehensive income attributable to TSYS common shareholders	$69,624	60,626	$247,092	246,133

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TSYS Announces Fourth Quarter 2013 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic earnings per share:
Net income	$65,655		60,862		$244,750		244,280
Less income allocated to nonvested awards	(643)	643	(186)	186	(1,595)	1,595	(800)	800

Net income allocated to common stock for EPS calculation (a)	$65,012	643	60,676	186	$243,155	1,595	243,480	800

Average common shares outstanding (b)	187,572	1,874	185,888	583	187,145	1,246	187,403	627

Average common shares and participating securities	189,446		186,471		188,391		188,030

Basic earnings per share (a)/(b)	$0.35	0.34	0.33	0.32	$1.30	1.28	1.30	1.28

Diluted earnings per share:
Net income	$65,655		60,862		$244,750		244,280
Less income allocated to nonvested awards	(638)	638	(186)	186	(1,585)	1,585	(796)	796

Net income allocated to common stock for EPS calculation (c)	$65,017	638	60,676	186	$243,165	1,585	243,484	796

Average common shares outstanding	187,572	1,874	185,888	583	187,145	1,246	187,403	627
Increase due to assumed issuance of shares related to common equivalent shares outstanding	2,176		983		1,648		1,262

Average common and common equivalent shares outstanding (d)	189,748	1,874	186,871	583	188,793	1,246	188,665	627

Average common and common equivalent shares and participating securities	191,622		187,454		190,039		189,292

Diluted earnings per share (c)/(d)	$0.34	0.34	0.32	0.32	$1.29	1.27	1.29	1.27

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TSYS Announces Fourth Quarter 2013 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2013	2012	$	%	2013	2012	$	%
Revenues before reimbursable items
North America Services	$223,266	213,639	9,627	4.5%	$860,645	826,750	33,895	4.1%
International Services	108,332	102,427	5,905	5.8	389,532	396,149	(6,617)	(1.7)
Merchant Services	110,375	105,855	4,520	4.3	446,277	409,698	36,579	8.9
NetSpend	104,144	—	104,144	na	207,851	—	207,851	na
Intersegment revenues	(3,121)	(3,352)	231	6.9	(12,550)	(14,106)	1,556	11.0

Revenues before reimbursable items from external customers	$542,996	418,569	124,427	29.7%	$1,891,755	1,618,491	273,264	16.9%

Total revenues
North America Services	$259,067	247,612	11,455	4.6%	$1,000,072	965,393	34,679	3.6%
International Services	113,866	107,000	6,866	6.4	409,597	413,467	(3,870)	(0.9)
Merchant Services	128,074	129,413	(1,339)	(1.0)	533,049	512,580	20,469	4.0
NetSpend	104,144	—	104,144	na	207,851	—	207,851	na
Intersegment revenues	(4,311)	(4,925)	614	12.5	(18,216)	(20,468)	2,252	11.0

Revenues from external customers	$600,840	479,100	121,740	25.4%	$2,132,353	1,870,972	261,381	14.0%

Depreciation and amortization
North America Services	$19,420	18,816	604	3.2%	$74,480	74,673	(193)	(0.3)%
International Services	13,554	13,980	(426)	(3.0)	47,978	55,033	(7,055)	(12.8)
Merchant Services	3,004	2,699	305	11.3	12,034	12,083	(49)	(0.4)
NetSpend	1,651	—	1,651	na	3,121	—	3,121	na

Segment depreciation and amortization	37,629	35,495	2,134	6.0	137,613	141,789	(4,176)	(2.9)
Acquisition intangible amortization	24,751	7,340	17,411	nm	65,893	26,264	39,629	nm
Corporate admin and other	482	446	36	8.1	1,846	2,558	(712)	(27.8)

Total depreciation and amortization	$62,862	43,281	19,581	45.2%	$205,352	170,610	34,742	20.4%

Adjusted segment operating income
North America Services	$85,205	78,834	6,371	8.1%	$314,577	289,492	25,085	8.7%
International Services	19,463	6,584	12,879	nm	45,911	29,427	16,484	56.0
Merchant Services	35,526	37,248	(1,722)	(4.6)	154,047	156,284	(2,237)	(1.4)
NetSpend	28,470	—	28,470	na	59,717	—	59,717	na

Total adjusted segment operating income	168,664	122,666	45,998	37.5	574,252	475,203	99,049	20.8
Acquisition intangible amorization	(24,751)	(7,340)	(17,411)	nm	(65,893)	(26,264)	(39,629)	nm
NetSpend M&A operating expenses (non-recurring)	(2,211)	—	(2,211)	na	(14,220)	—	(14,220)	na
Corporate admin and other	(31,300)	(25,495)	(5,805)	(22.8)	(107,892)	(91,287)	(16,605)	(18.2)

Operating income	$110,402	89,831	20,571	22.9%	$386,247	357,652	28,595	8.0%

Other:
Reimbursable items:
North America Services	$35,801	33,973	1,828	5.4%	$139,427	138,643	784	0.6%
International Services	5,534	4,573	961	21.0	20,065	17,318	2,747	15.9
Merchant Services	17,699	23,558	(5,859)	(24.9)	86,772	102,882	(16,110)	(15.7)
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,190)	(1,573)	383	24.3	(5,666)	(6,362)	696	10.9

Reimbursable items	$57,844	60,531	(2,687)	(4.4)%	$240,598	252,481	(11,883)	(4.7)%

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TSYS Announces Fourth Quarter 2013 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

Other:

	At		Change
Volumes:	12/31/2013	12/31/2012	$	%
FTEs (full-time equivalents)
North America Services	4,484	4,096	388	9.5%
International Services	2,489	2,404	85	3.5
Merchant Services	1,599	1,481	118	8.0
NetSpend	470	—	470	na
Corporate Admin and Other	553	425	128	30.1

FTEs	9,595	8,406	1,189	14.1%

Total assets (in thousands)
North America Services	$3,241,964	1,744,877	1,497,087	85.8%
International Services	417,855	445,642	(27,787)	(6.2)
Merchant Services	676,592	703,725	(27,133)	(3.9)
NetSpend	1,594,197	—	1,594,197	na
Intersegment assets	(2,243,852)	(870,406)	(1,373,446)	nm

Total assets	$3,686,756	2,023,838	1,662,918	82.2%

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2013	2012	Inc(Dec)%		2013	2012	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					481.9	424.8	57.0	13.4%
Transactions (in millions)	2,488.6	2,194.7	293.9	13.4%	9,132.8	8,102.3	1,030.5	12.7%
International Segment:
AOF (in millions)					59.2	54.6	4.6	8.5%
Transactions (in millions)	555.7	474.0	81.7	17.2%	2,007.9	1,674.5	333.4	19.9%
Merchant Segment:
Point-of-sale Transactions (in millions)	1,034.6	1,153.2	(118.6)	(10.3)%	4,359.8	4,877.6	(517.8)	(10.6)%
Dollar sales volume (in millions)	$12,021.0	$11,038.0	$983.0	8.9%	$44,144.0	$38,994.0	$5,150	13.2%
NetSpend Segment:
Gross Dollar Volume (in millions)	$3,967.6	$3,265.4	$702.2	21.5%	$17,075.1	$13,156.0	$3,919.1	29.8%
90-Day Active Cards (in thousands)					2,835.1	—	2,835.1	na
Direct Deposit 90-Day Active Cards (in thousands)					1,321.1	—	1,321.1	na
% of 90-Day Active Cards with Direct Deposit					46.6%		46.6%

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TSYS Announces Fourth Quarter 2013 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Dec 31, 2013	Dec 31, 2012
Assets
Current assets:
Cash and cash equivalents	$278,230	247,612
Restricted cash	753	282
Accounts receivable, net	264,238	247,083
Deferred income tax assets	14,958	9,825
Prepaid expenses and other current assets	95,942	69,924

Total current assets	654,121	574,726
Goodwill	1,543,179	518,344
Property and equipment, net	265,216	260,389
Computer software, net	369,773	226,917
Contract acquisition costs, net	184,890	161,267
Other intangible assets, net	481,419	130,054
Equity investments, net	94,133	87,764
Deferred income tax assets, net	5,840	5,334
Other assets	88,185	59,043

Total assets	$3,686,756	2,023,838

Liabilities
Current liabilities:
Accounts payable	$36,463	63,370
Current portion of borrowings	34,257	27,361
Current portion of obligations under capital leases	23,032	13,263
Accrued salaries and employee benefits	38,775	26,243
Other current liabilities	168,736	100,282

Total current liabilities	301,263	230,519
Long-term borrowings, excluding current portion	1,428,251	174,859
Deferred income tax liabilities	224,867	48,074
Obligations under capital leases, excluding current portion	7,500	17,155
Other long-term liabilities	82,797	68,791

Total liabilities	2,044,678	539,398

Redeemable noncontrolling interest	39,652	39,505

Equity
Shareholders’ equity:
Common stock	20,279	20,247
Additional paid-in capital	165,841	141,793
Accumulated other comprehensive income (loss), net	3,749	1,408
Treasury stock	(326,996)	(287,301)
Retained earnings	1,718,204	1,549,063

Total shareholders’ equity	1,581,077	1,425,210

Noncontrolling interests in consolidated subsidiaries	21,349	19,725

Total equity	1,602,426	1,444,935

Total liabilities and equity	$3,686,756	2,023,838

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TSYS Announces Fourth Quarter 2013 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$256,597	249,923
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(13,047)	(10,171)
Dividends received from equity investments	8,595	7,524
Net loss on foreign currency	1,027	2,012
Depreciation and amortization	205,352	170,610
Amortization of debt issuance costs	7,269	298
Amortization of bond discount	225	—
Changes in fair value of private equity investments	(966)	(898)
Share-based compensation	28,933	18,621
Excess tax benefit from share-based payment arrangements	(3,528)	(1,259)
Provisions for bad debt expense and billing adjustments	2,000	1,054
Charges for transaction processing provisions	7,458	2,803
Provision for fraud and other losses	11,912	—
Deferred income tax expense	25,720	285
Loss on disposal of equipment, net	(79)	324
Changes in operating assets and liabilities:
Restricted cash	(392)	—
Accounts receivable	(8,667)	2,855
Prepaid expenses, other current assets and other long-term assets	(179)	(2,945)
Accounts payable	(52,042)	37,206
Accrued salaries and employee benefits	(403)	(7,083)
Other current liabilities and other long-term liabilities	(23,386)	(15,406)

Net cash provided by operating activities	452,399	455,753

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(40,598)	(31,395)
Additions to licensed computer software from vendors	(64,729)	(33,001)
Additions to internally developed computer software	(32,506)	(19,285)
Cash used in acquisitions, net of cash acquired	(1,314,660)	(188,698)
Purchase of private equity investments	(1,378)	(3,031)
Additions to contract acquisition costs	(55,965)	(34,384)

Net cash used in investing activities	(1,509,836)	(309,794)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term borrowings and capital lease obligations	(166,805)	(200,052)
Proceeds from borrowings of long-term borrowings	1,395,661	150,000
Proceeds from exercise of stock options	40,691	9,672
Excess tax benefit from share-based payment arrangements	3,528	1,259
Repurchase of common stock under plans and tax withholding	(103,857)	(74,939)
Debt issuance costs	(13,575)	(2,073)
Subsidiary dividends paid to noncontrolling shareholders	(7,321)	(2,797)
Dividends paid on common stock	(56,510)	(94,035)

Net cash provided by (used in) financing activities	1,091,813	(212,965)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(3,758)	(1,719)

Net increase in cash and cash equivalents	30,618	(68,725)
Cash and cash equivalents at beginning of period	247,612	316,337

Cash and cash equivalents at end of period	$278,230	247,612

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TSYS Announces Fourth Quarter 2013 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	December 2013	December 2012	% Change
Consumer Credit	229.0	200.5	14.2
Retail	27.8	25.0	11.0

Total Consumer	256.8	225.5	13.9
Commercial	39.9	37.1	7.6
Other	18.9	12.8	47.6

Subtotal	315.6	275.4	14.6
Prepaid/Stored Value	118.0	115.9	1.8
Government Services	62.2	57.0	9.2
Commercial Card Single Use	45.3	31.1	45.4

Total AOF	541.1	479.4	12.9

Growth in Accounts on File (in millions):

	December 2012 to December 2013	December 2011 to December 2012
Beginning balance	479.4	404.2
Change in accounts on file due to:
Internal growth of existing clients	37.6	31.5
New clients	61.2	80.1
Purges/Sales	(36.4)	(33.6)
Deconversions	(0.7)	(2.8)

Ending balance	541.1	479.4

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TSYS Announces Fourth Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents fourth quarter and full year 2013 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 15.1% as compared to a reported GAAP increase of 14.0%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted cash EPS.

The tax rate used in the calculation of cash EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other signifcant events.

The schedule also provides a reconciliation of net income, adjusted for equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Fourth Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2013	2012	Change	2013	2012	Change
Consolidated
Constant currency (1)	$604,665	479,100	26.2%	$2,152,961	1,870,972	15.1%
Foreign currency (2)	(3,825)	—		(20,608)	—

Total revenues	$600,840	479,100	25.4%	$2,132,353	1,870,972	14.0%

Constant currency (1)	$546,849	418,569	30.6%	$1,912,063	1,618,491	18.1%
Foreign currency (2)	(3,853)	—		(20,308)	—

Total revenues before reimbursable items	$542,996	418,569	29.7%	$1,891,755	1,618,491	16.9%

Constant currency (1)	$110,186	89,831	22.7%	$388,042	357,652	8.5%
Foreign currency (2)	216	—		(1,795)	—

Operating income	$110,402	89,831	22.9%	$386,247	357,652	8.0%

International Services
Constant currency (1)	$117,806	107,000	10.1%	$430,521	413,467	4.1%
Foreign currency (2)	(3,940)	—		(20,924)	—

Total revenues	$113,866	107,000	6.4%	$409,597	413,467	(0.9)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2013	2012	Change	2013	2012	Change
Total Revenues	$600,840	479,100	25.4%	$2,132,353	1,870,972	14.0%
Reimbursable Items	57,844	60,531	(4.4)	240,598	252,481	(4.7)

Revenues Before Reimbursable Items	$542,996	418,569	29.7%	$1,891,755	1,618,491	16.9%

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TSYS Announces Fourth Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Cash Earnings

(unaudited)

(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2013	2012	Change	2013	2012	Change
Net income attributable to TSYS common shareholders (a)	$65,655	60,862	7.9%	$244,750	244,280	0.2%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$16,615	4,640	nm %	$43,759	17,282	nm %
Add: Share-based compensation, net of taxes	6,408	4,272	50.0%	19,838	12,683	56.4%

Cash earnings	88,678	69,774	27.1%	308,347	274,245	12.4%
Add: NetSpend M&A expenses, net of taxes* (non-recurring)	1,317	—	na %	15,251	—	na %

Cash earnings adjusted	$89,995	69,774	29.0%	$323,598	274,245	18.0%

Basic EPS—Net income attributable to TSYS common shareholders
As reported (GAAP)	$0.35	0.33	6.2%	$1.30	1.30	0.0%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.09	0.02	nm %	0.23	0.09	nm %
Add: Share-based compensation, net of taxes	0.03	0.02	47.6%	0.11	0.07	56.0%

Cash earnings per share	0.47	0.37	25.1%	1.64	1.46	12.2%
Add: NetSpend M&A expenses, net of taxes* (non-recurring)	0.01	—	na %	0.08	—	na %

Adjusted cash EPS **	$0.48	0.37	26.9%	$1.72	1.46	17.8%

Average common shares and participating securities	189,446	186,471		188,391	188,030

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted cash EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2013	2012	Change	2013	2012	Change
Net income	$69,393	62,257	11.5%	$256,597	249,923	2.7%
Adjust for:
Deduct: Equity in income of equity investments	(3,691)	(3,188)	(15.8)%	(13,047)	(10,171)	(28.3)%
Add: Income taxes	33,985	30,767	10.5%	112,369	115,102	(2.4)%
Add: Nonoperating expense	10,715	(5)	nm %	30,328	2,798	nm %
Add: Depreciation and amortization	62,862	43,281	45.2%	205,352	170,610	20.4%

EBITDA	173,264	133,112	30.2%	591,599	528,262	12.0%
Adjust for:
Add: Share-based compensation	9,345	6,273	49.0%	28,933	18,621	55.4%
Add: NetSpend M&A operating expenses *(non-recurring)	1,625	—	na %	13,633	—	na %

Adjusted EBITDA	$184,234	139,385	32.2%	$634,165	546,883	16.0%

*	Excludes share-based compensation

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